                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         KNOWN ALL PERSONS BY THESE PRESENTS, that each of F.N.B. Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints John D. Waters, its, his and her true an lawful attorney with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's Director's capacity or capacities as shown below, (a) a Registration Statement of F.N.B. Corporation on Form S-4 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of up to 752,726 shares of common stock, par value $2.00 per share, of F.N.B. Corporation, to be issued in exchange for shares of common stock of West Coast Bank, Sarasota, Florida, upon consummation of the proposed merger of West Coast Bank with and into Southwest Bank Interim No. 3, a state chartered interim bank wholly-owned by F.N.B. Corporation, and any and all documents in support thereof or supplements thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations or requirements as may be applicable; and each of F.N.B. Corporation and said Officers and Directors hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever as said attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent with the same effect as F.N.B. Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of F.N.B. Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

         IN WITNESS WHEREOF, F.N.B. Corporation has cause this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.

                               F.N.B. CORPORATION
                                     (Registrant)

                               By:   /s/ Peter Mortensen
                                  ----------------------------
                                     Peter Mortensen
                                     Chairman and President
                               Dated:October 31, 1997
                                     -------------------------

    /s/ Peter Mortensen                   Chairman, President                   Date:  October 31, 1997
    ------------------------              (Principal Executive Officer)
    Peter Mortensen

    /s/ Stephen J. Gurgovits              Executive Vice President and          Date:  October 31, 1997
    ------------------------              Director
    Stephen J. Gurgovits

    /s/ William J. Rundorff               Executive Vice President              Date:  October 31, 1997
    ------------------------
    William J. Rundorff

    /s/ John w. Rose                      Executive Vice President              Date:  October 31, 1997
    ------------------------
    John W. Rose

    /s/ John D. Waters                    Vice President and Chief              Date:  October 31, 1997
    ------------------------              Finance Officer (Principal
    John D. Waters                        Financial and Accounting
                                          Officer)

    /s/ W. Richard Blackwood              Director                              Date:  October 31, 1997
    ------------------------
    W. Richard Blackwood

    /s/ William B. Campbell               Director                              Date:  October 31, 1997
    ------------------------
    William B. Campbell

    /s/ Charles T. Cricks                 Director                              Date:  October 31, 1997
    ------------------------
    Charles T. Cricks

    /s/ Henry M. Ekker                    Director                              Date:  October 31, 1997
    ------------------------
    Henry M. Ekker, Esq.

    /s/ Thomas C. Elliot                  Director                              Date:  October 31, 1997
    ------------------------
    Thomas C. Elliot

    /s/ Thomas W. Hodge                   Director                              Date:  October 31, 1997
    ------------------------
    Thomas W. Hodge

    /s/ James S. Lindsay                  Director                              Date:  October 31, 1997
    ------------------------
    James S. Lindsay

    /s/ Paul P. Lynch                     Director                              Date:  October 31, 1997
    ------------------------
    Paul P. Lynch

    /s/ Edward J. Mace                    Director                              Date:  October 31, 1997
    ------------------------
    Edward J. Mace

    /s/ Robert S. Moss                    Director                              Date:  October 31, 1997
    ------------------------
    Robert S. Moss

    /s/ Richard C. Myers                  Director                              Date:  October 31, 1997
    ------------------------
    Richard C. Myers

    /s/ John R. Perkins                   Director                              Date:  October 31, 1997
    ------------------------
    John R. Perkins

    /s/ William A. Quinn                  Director                              Date:  October 31, 1997
    ------------------------
    William A. Quinn

    /s/ George A. Seeds                   Director                              Date:  October 31, 1997
    ------------------------
    George A. Seeds

    /s/ William J. Strimbu                Director                              Date:  October 31, 1997
    ------------------------
    William J. Strimbu

    /s/ Gary L. Tice              Director                              Date:  October 31, 1997
    ------------------------
    Gary L. Tice


    /s/ Archie O. Wallace         Director                              Date:  October 31, 1997
    ------------------------
    Archie O. Wallace


    /s/ Joseph M. Walton          Director                              Date:  October 31, 1997
    ------------------------
    Joseph M. Walton


    /s/ James T. Weller           Director                              Date:  October 31, 1997
    ------------------------
    James T. Weller


    /s/ Eric J. Werner            Director                              Date:  October 31, 1997
    ------------------------
    Eric J. Werner, Esq.


    /s/ Robert B. Wiley           Director                              Date:  October 31, 1997
    ------------------------
    Robert B. Wiley


    /s/ Donna C. Winner           Director                              Date:  October 31, 1997
    ------------------------
    Donna C. Winner


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